WASTE CONNECTIONS REPORTS SECOND QUARTER 2007 RESULTS

      -     Reports revenue of $241.1 million and earnings per share of $0.36

      -     Revenue and operating income increase 16.5% and 31.8%, respectively

      -     Reports combined price and volume growth of 10.0%

      -     Repurchases approximately $51.9 million YTD of common stock

      -     Reports YTD free cash flow of $51.4 million, or 11.2% of revenue

      FOLSOM, Calif., July 23 /PRNewswire-FirstCall/ -- Waste Connections, Inc. (NYSE: WCN) today announced its results for the second quarter 2007. Revenue totaled $241.1 million, a 16.5% increase over revenue of $207.0 million in the year ago period. Operating income was $53.8 million, a 31.8% increase over operating income of $40.8 million in the second quarter of 2006. Net income in the quarter was $25.3 million, or $0.36 per share on a diluted basis of 70.6 million shares. In the year ago period, the Company reported net income of $19.2 million and diluted earnings per share of $0.27. Net income in the prior year period included additional development costs for insurance claims from prior years of $3.8 million ($2.4 million net of taxes, or approximately $0.03 per share).

      "We continue to be extremely pleased with our results. Core pricing and commodity prices remain strong. Volume growth accelerated in the quarter due to typical seasonality, ramping of new contracts, and a notable increase in disposal volumes" said Ronald J. Mittelstaedt, Chairman and Chief Executive Officer. "We expect these trends to continue into the third quarter, putting us on track to exceed the upper end of our original outlook for the year."

      For the six months ended June 30, 2007, revenue was $460.0 million, a 15.8% increase over revenue of $397.1 million in the year ago period. Operating income was $100.2 million, a 25.3% increase over operating income of $80.0 million for the same period in 2006. Net income for the six months ended June 30, 2007, was $47.6 million, or $0.67 per share on a diluted basis of 70.6 million shares. In the year ago period, the Company reported net income of $34.9 million, or $0.49 per share on a diluted basis of 70.9 million shares.

      Waste Connections will be hosting a conference call related to second quarter earnings and third quarter outlook on July 24th at 8:30 A.M. Eastern Time. The call will be broadcast live over the Internet at www.streetevents.com and through a link on the Company's web site at www.wasteconnections.com. A playback of the call will be available at both of these sites. For non-GAAP measures, see accompanying Non-GAAP Reconciliation Schedule.

      Waste Connections, Inc. is an integrated solid waste services company that provides solid waste collection, transfer, disposal and recycling services in mostly secondary markets in the Western and Southern U.S. The Company serves more than one million residential, commercial and industrial customers from a network of operations in 23 states. The Company also provides intermodal services for the movement of containers in the Pacific Northwest. Waste Connections, Inc. was founded in September 1997 and is headquartered in Folsom, California.

      For more information, visit the Waste Connections web site at www.wasteconnections.com. Copies of financial literature, including this release, are available on the Waste Connections web site or through contacting us directly at (916) 608-8200.

      Certain statements contained in this press release are forward-looking in nature. These statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "anticipates," or the negative thereof or comparable terminology, or by discussions of strategy. Waste Connections' business and operations are subject to a variety of risks and uncertainties and, consequently, actual results may differ materially from those projected by any forward-looking statements. Factors that could cause actual results to differ from those projected include, but are not limited to, the following: (1) Waste Connections may be unable to compete effectively with larger and better capitalized companies and governmental service providers; (2) increases in the price of fuel may adversely affect Waste Connections' business and reduce its operating margins; (3) increases in labor and disposal and related transportation costs could impact Waste Connections' financial results; (4) increases in insurance costs and the amount that Waste Connections self- insures for various risks could reduce its operating margins and reported earnings; (5) Waste Connections' financial results are based upon estimates and assumptions that may differ from actual results; (6) efforts by labor unions could divert management attention and adversely affect operating results; (7) Waste Connections may lose contracts through competitive bidding, early termination or governmental action; (8) Waste Connections' results are vulnerable to economic conditions and seasonal factors affecting the regions in which it operates; (9) Waste Connections may be subject in the normal course of business to judicial and administrative proceedings that could interrupt its operations, require expensive remediation and create negative publicity; (10) competition for acquisition candidates, consolidation within the waste industry and economic and market conditions may limit Waste Connections' ability to grow through acquisitions; (11) Waste Connections' growth and future financial performance depend significantly on its ability to integrate acquired businesses into its organization and operations; (12) Waste Connections' acquisitions may not be successful, resulting in changes in strategy, operating losses or a loss on sale of the business acquired; (13) because Waste Connections depends on railroads for its intermodal operations, its operating results and financial condition are likely to be adversely affected by any reduction or deterioration in rail service; (14) Waste Connections' intermodal business could be adversely affected by steamship lines diverting business to ports other than those Waste Connections services, or by heightened security measures or actual or threatened terrorist attacks; (15) Waste Connections depends significantly on the services of the members of its senior and district management team, and the departure of any of those persons could cause its operating results to suffer; (16) Waste Connections' decentralized decision-making structure could allow local managers to make decisions that adversely affect Waste Connections' operating results; (17) Waste Connections may incur additional charges related to capitalized expenditures, which would decrease its earnings; (18) the outcome of audits by the Internal Revenue Service may adversely affect Waste Connections; (19) each business that Waste Connections acquires or has acquired may have liabilities that Waste Connections fails or is unable to discover, including environmental liabilities;
(20) liabilities for environmental damage may adversely affect Waste Connections' business and earnings; and (21) the adoption of new accounting standards or interpretations could adversely impact Waste Connections' financial results. These risks and uncertainties, as well as others, are discussed in greater detail in Waste Connections' filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. There may be additional risks of which Waste Connections is not presently aware or that it currently believes are immaterial which could have an adverse impact on its business. Waste Connections makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances that may change.

                          - financial tables attached -

    CONTACT:
    Worthing Jackman / (916) 608-8266
    worthingj@wasteconnections.comWaste Connections, Inc.

                             WASTE CONNECTIONS, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                THREE AND SIX MONTHS ENDED JUNE 30, 2006 AND 2007
                                   (Unaudited)
               (in thousands, except share and per share amounts)

                              Three months ended         Six months ended
                                   June 30,                  June 30,
                              2006         2007         2006        2007

Revenues                  $ 206,970    $ 241,084    $ 397,139    $ 460,035
Operating expenses:
  Cost of operations        126,574      141,574      239,637      270,443
  Selling, general and
   administrative            20,621       24,790       40,422       48,700
  Depreciation and
   amortization              18,736       20,930       36,968       40,520
  Loss on disposal of
   assets                       236           32          154          192
Operating income             40,803       53,758       79,958      100,180

Interest expense             (6,619)      (8,295)     (14,113)     (16,113)
Minority interests           (3,317)      (4,130)      (6,028)      (6,970)
Other income (expense),
 net                             11          365       (3,982)         417
Income before income
 taxes                       30,878       41,698       55,835       77,514

Income tax provision        (11,678)     (16,432)     (20,912)     (29,868)
Net income                $  19,200    $  25,266    $  34,923    $  47,646

Basic earnings per
 common share             $    0.28    $    0.37    $    0.51    $    0.70

Diluted earnings per
 common share             $    0.27    $    0.36    $    0.49    $    0.67

 Shares used in the per share calculations:

      Basic              67,761,623   68,592,474   68,130,920  68,529,546
      Diluted            70,327,836   70,625,086   70,854,725  70,606,846

                             WASTE CONNECTIONS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)
               (in thousands, except share and per share amounts)


                                                  December 31,    June 30,
                                                     2006           2007
ASSETS
Current assets:
  Cash and equivalents                            $   34,949   $    9,971
  Accounts receivable, net of allowance
   for doubtful accounts of $3,489 and
   $3,811 at December 31, 2006 and
   June 30, 2007, respectively                       100,269      113,442
  Deferred income taxes                                9,373       11,203
  Prepaid expenses and other current assets           15,642       16,275
    Total current assets                             160,233      150,891

Property and equipment, net                          736,428      791,117
Goodwill                                             750,397      765,557
Intangible assets, net                                86,098       85,529
Restricted assets                                     15,917       16,928
Other assets, net                                     24,818       23,215
                                                  $1,773,891   $1,833,237

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                $   53,010   $   54,412
  Book overdraft                                          --        5,838
  Accrued liabilities                                 57,810       59,339
  Deferred revenue                                    32,161       38,312
  Current portion of long-term debt
   and notes payable                                   6,884        6,657
    Total current liabilities                        149,865      164,558

Long-term debt and notes payable                     637,308      635,852
Other long-term liabilities                           16,712       29,303
Deferred income taxes                                205,532      208,425
    Total liabilities                              1,009,417    1,038,138

Commitments and contingencies
Minority interests                                    27,992       28,690

    Stockholders' equity:
    Preferred stock: $0.01 par value; 7,500,000
     shares authorized; none issued and outstanding       --           --
    Common stock: $0.01 par value; 100,000,000
     shares authorized; 68,266,038 and 68,037,249
     shares issued and outstanding at
     December 31, 2006 and June 30, 2007,
     respectively                                        455          680
    Additional paid-in capital                       310,229      289,713
    Retained earnings                                422,731      473,046
    Accumulated other comprehensive income             3,067        2,970
        Total stockholders' equity                   736,482      766,409
                                                  $1,773,891   $1,833,237

                             WASTE CONNECTIONS, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                     SIX MONTHS ENDED JUNE 30, 2006 AND 2007
                                   (Unaudited)
                             (Dollars in thousands)

                                                       Six months ended
                                                          June 30,
                                                     2006           2007

Cash flows from operating activities:
Net income                                        $  34,923    $  47,646
Adjustments to reconcile net income to
 net cash provided by operating activities:
  Loss on disposal of assets                            154          192
  Depreciation                                       34,946       38,459
  Amortization of intangibles                         2,022        2,061
  Deferred income taxes, net of acquisitions          6,026        3,741
  Minority interests                                  6,028        6,970
  Amortization of debt issuance costs                 5,271          961
  Stock-based compensation                            1,576        3,134
  Interest income on restricted assets                 (288)        (261)
  Closure and post-closure accretion                    300          522
  Excess tax benefit associated with
   equity-based compensation                         (5,501)      (8,534)
  Net change in operating assets and
   liabilities, net of acquisitions                  10,539       12,387
Net cash provided by operating activities            95,996      107,278

Cash flows from investing activities:
  Payments for acquisitions, net of cash
   acquired                                         (34,838)     (40,591)
  Capital expenditures for property
   and equipment                                    (49,038)     (64,509)
  Proceeds from disposal of assets                      313          559
  Increase in restricted assets, net of
   interest income                                     (617)        (750)
  Increase in other assets                             (236)        (485)
Net cash used in investing activities               (84,416)    (105,776)

Cash flows from financing activities:
  Proceeds from long-term debt                      631,997       42,000
  Principal payments on notes payable and
   long-term debt                                  (569,619)     (45,668)
  Change in book overdraft                           (5,333)       5,838
  Proceeds from option and warrant exercises         24,916       21,082
  Excess tax benefit associated with
   equity-based compensation                          5,501        8,534
  Distributions to minority interest holders         (4,900)      (6,272)
  Payments for repurchase of common stock           (87,744)     (51,894)
  Debt issuance costs                                (6,185)        (100)
Net cash used in financing activities               (11,367)     (26,480)

Net increase (decrease) in cash and equivalents         213      (24,978)
Cash and equivalents at beginning of period           7,514       34,949
Cash and equivalents at end of period             $   7,727    $   9,971

                              ADDITIONAL STATISTICS
                        THREE MONTHS ENDED JUNE 30, 2007
                             (Dollars in thousands)

Internal Growth: The following table reflects revenue growth for operations owned for at least 12 months:

                                                       Three Months Ended
                                                          June 30, 2007
        Price                                                 4.7%
        Volume                                                5.3%
        Intermodal, Recycling and Other                       1.4%
        Total                                                11.4%


Uneliminated Revenue Breakdown:

                                                      Three Months Ended
                                                        June 30, 2007
        Collection                                  $172,401          62.9%
        Disposal and Transfer                         78,569          28.7%
        Intermodal, Recycling and Other               22,936           8.4%
        Total                                       $273,906         100.0%

        Inter-company elimination                    $32,822


Days Sales Outstanding for the three months ended June 30, 2007: 43 (28 net of deferred revenue)


Internalization for the three months ended June 30, 2007: 67%


    Other Cash Flow Items for the three months ended June 30, 2007:
    Cash Interest Paid:  $10,114
    Cash Taxes Paid:     $14,265


Debt to Capitalization: 45.6%


Share Information for the three months ended June 30, 2007:

        Basic shares outstanding                        68,592,474
        Dilutive effect of options and warrants          1,687,348
        Dilutive effect of restricted stock                345,264
        Diluted shares outstanding                      70,625,086

        Shares repurchased                               1,502,890

                         NON-GAAP RECONCILIATION SCHEDULE
                                  (in thousands)

    Free cash flow, a non-GAAP financial measure, is provided supplementally because it is widely used by investors as a valuation and liquidity measure in the solid waste industry. Waste Connections defines free cash flow as net cash provided by operating activities, plus proceeds from disposal of assets and excess tax benefit associated with equity-based compensation, plus or minus change in book overdraft, less capital expenditures for property and equipment and distributions to minority interest holders. This measure is not a substitute for, and should be used in conjunction with, GAAP financial measures. Management uses free cash flow as one of the principal measures to evaluate and monitor the ongoing financial performance of our operations. Other companies may calculate free cash flow differently.

    Free cash flow reconciliation:

                                     Three Months Ended   Six Months Ended
                                     June 30, 2007      June 30, 2007

Net cash provided by operating
 activities                                $   46,364      $  107,278
Plus: Change in book overdraft                  5,838           5,838
Plus: Proceeds from disposal
 of assets                                        344             559
Plus: Excess tax benefit associated
 with equity-based compensation                 6,274           8,534
Less: Capital expenditures for
 property and equipment                       (28,362)        (64,509)
Less: Distributions to minority
 interest holders                              (3,920)         (6,272)
Free cash flow                             $   26,538      $   51,428

Free cash flow as % of revenues                  11.0%           11.2%